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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
The viaLink Company

                  We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                          KPMG LLP

                                                          /s/ KPMG LLP

Dallas, Texas
June 20, 2000